Exhibit 10(a)(4)







               SUPPLEMENT NO. 1, dated as of October 31, 1995, to the Subsidiaries' Guarantee dated as of June 6, 1995, (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), made by the Subsidiaries of Playtex Products, Inc. (the "Borrower") signatories thereto in favor of CHEMICAL BANK, as Agent.

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement.

          B. The undersigned (together with their respective successors and assigns, the "New Guarantors") are Subsidiaries of the Borrower and are executing this Supplement in accordance with the requirements of section 16(a) of the Guarantee Agreement in order to become Guarantors under the Guarantee Agreement, to induce the Lenders to make additional Loans and to induce the Issuing Lender to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          Accordingly, the Agent and the New Guarantors agree as follows:

          SECTION 1. The New Guarantors by their signatures hereto shall become Guarantors under the Guarantee Agreement with the same force and effect as if originally named therein as Guarantors and the New Guarantors hereby (i) agree to all the terms and provisions of the Guarantee Agreement applicable to them as Guarantors thereunder and (ii) represent and warrant that the representations and warranties made by them as Guarantors thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantors. The Guarantee Agreement is hereby incorporated herein by reference.

          SECTION 2. This Supplement has been duly authorized, executed and delivered by each New Guarantor and constitutes a legal, valid and binding obligation of such New Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          SECTION 3. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement which, when taken together, bear the signatures of each New Guarantor and the Agent.

          SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



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          SECTION 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions herein with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications to either New Guarantor shall be given to it at the address set forth under its signatures hereto.

          SECTION 8. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.



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          IN WITNESS WHEREOF, the New Guarantors and the Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                        BBA ACQUISITION, INC., (to be
                                        merged with, and into, Banana
                                        Boat Holding Corporation)


                                        By: /s/ Michael F. Goss
                                            -------------------------------
                                            Name:  Michael F. Goss
                                            Title: Vice President

                                        Address:

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------
                                        Attn:
                                        Telecopy:

                                        SUN ACQUISITION, INC., (to be
                                        merged with, and into, Sun
                                        Pharmaceuticals Corp.)


                                        By: /s/ William Stammer
                                            -------------------------------
                                            Name: William Stammer
                                            Title:

                                        Address:

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------
                                        Attn:
                                        Telecopy:


                                        CHEMICAL BANK,
                                         as Agent


                                        By: /s/ Robert Gaynor
                                            -------------------------------
                                            Name:  Robert Gaynor
                                            Title: Vice President